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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 14, 2002

                                   ----------

                                  DESIGNS, INC.
               (Exact name of registrant as specified in charter)




           DELAWARE                      0-15898                  04-2623104
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
        incorporation)                                       identification no.)




         66 B STREET
    NEEDHAM, MASSACHUSETTS                                        02494
    (Address of principal                                       (Zip code)
      executive offices)


      Registrant's telephone number, including area code: (781) 444-7222






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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS.

      Exhibit No.       Description
      -----------       -----------

      10.9 Third Amended and Restated Loan and Security Agreement, dated as of May 14, 2002, by and among Fleet Retail Finance Inc., as Administrative Agent and Collateral Agent, the Lenders identified therein, Designs, Inc., as Borrowers' Representative, and Designs, Inc. and Designs Apparel, Inc., as Borrowers.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2002                  DESIGNS, INC.


                                    By:   /s/ Dennis R. Hernreich
                                       -----------------------------------
                                    Name:  Dennis R. Hernreich
                                    Title: Senior Vice President and
                                           Chief Financial Officer